Exhibit 10.31

Sales contract of Industrial Products

Seller: Taiyuan Dongsheng Coking & Gas Co., Ltd              Place of signing contract: Qingxu: Taiyuan

Purchaser: Taiyuan Hongxing Carbon Black Co., Ltd         Date of signing contract: January 1, 2008

1. Product information

Name	Unit	Amount per month	Price	Amount	Delivery Time
Coal Tar	Ton	1200	2300		On negotiation
Total Amount(RMB):

2. Metallurgical Quality Standard: YB/T5075-93, TOL Insoluble Substance 3.5%-7.0%, Ad <=0.13%, Moisture<=4%, CPS<=5%, Density P20g/m  1.15-1.21

3. Means and Place of Delivery: Purchaser on its own transport

4. Acceptance criteria: Subject to seller’s laboratory test report

5. Settlement: Based on actual trading amount

6. Default responsibility: It shall be settled according to the contract law of PRC

7. The contract come into force upon signing.

8. Valid period: From January 1, 2008 to December 31, 2008

9.  Others: It shall be settled through negotiation for unspecified issues, and it shall inform the purchaser if there is a change in price.

Seller	Purchaser
Seller (seal) Address Legal representative Tel Opening bank Bank account Zip Code	Purchaser (seal) Address Legal representative Tel Opening bank Bank account Zip Code